Exhibit 99.1

Corporate Presentation International Unconventional Resources 3 May 2011

Forward Loo Forward Looking king Statements Statements All statements other than statements of historical facts included in this presentation, including, without limitation, statements All statements other than statements of historical facts included in this presentation, including, without limitation, statements containing the words “believes,” “anticipates,” “intends,” “expects,” “assumes,” “trends” and similar expressions, constitute “forward- containing the words “believes,” “anticipates,” “intends,” “expects,” “assumes,” “trends” and similar expressions, constitute “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon the Company’s current plans, expectations and projections. However, such statements involve known and unknown risks, upon the Company’s current plans, expectations and projections. However, such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, among others, certain risks and uncertainties inherent in petroleum exploration, development and production, including, but not include, among others, certain risks and uncertainties inherent in petroleum exploration, development and production, including, but not limited to, our need and ability to raise additional capital; our ability to maintain or renew our existing exploration permits or limited to, our need and ability to raise additional capital; our ability to maintain or renew our existing exploration permits or exploitation concessions or obtain new ones; our ability to execute our business strategy; our ability to replace reserves; the loss of the exploitation concessions or obtain new ones; our ability to execute our business strategy; our ability to replace reserves; the loss of the purchaser of our oil production; results of our hedging activities; the loss of senior management or key employees; political, legal and purchaser of our oil production; results of our hedging activities; the loss of senior management or key employees; political, legal and economic risks associated with having international operations; disruptions in production and exploration activities in the Paris Basin; economic risks associated with having international operations; disruptions in production and exploration activities in the Paris Basin; indemnities granted by us in connection with dispositions of our assets; results of legal proceedings; assessing and integrating acquisition indemnities granted by us in connection with dispositions of our assets; results of legal proceedings; assessing and integrating acquisition prospects; declines in prices for crude oil; our ability to obtain equipment and personnel; extensive regulation to which we are subject; prospects; declines in prices for crude oil; our ability to obtain equipment and personnel; extensive regulation to which we are subject; terrorist activities; our success in development, exploitation and exploration activities; reserves estimates turning out to be inaccurate; terrorist activities; our success in development, exploitation and exploration activities; reserves estimates turning out to be inaccurate; differences between the present value and market value of our reserves and other risks and uncertainties described in the company’s differences between the present value and market value of our reserves and other risks and uncertainties described in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”). Any one or more of these factors or others could cause actual results to filings with the U.S. Securities and Exchange Commission (“SEC”). Any one or more of these factors or others could cause actual results to differ materially from those expressed in any forward-looking statement. All written and oral forward-looking statements attributable to differ materially from those expressed in any forward-looking statement. All written and oral forward-looking statements attributable to Toreador or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements disclosed herein. The Toreador or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements disclosed herein. The historical results achieved by Toreador are not necessarily indicative of its future prospects. Toreador undertakes no obligation to historical results achieved by Toreador are not necessarily indicative of its future prospects. Toreador undertakes no obligation to publicly update or revise any forward looking-statements, whether as a result of new information, future events or otherwise. publicly update or revise any forward looking-statements, whether as a result of new information, future events or otherwise. Cautio Cautionary nary Note regarding Hydrocarbon Disclosures Note regarding Hydrocarbon Disclosures The SEC permits oil and gas companies, in their filings, to disclose only resources that qualify as “reserves” as defined by SEC rules. We The SEC permits oil and gas companies, in their filings, to disclose only resources that qualify as “reserves” as defined by SEC rules. We may use terms describing hydrocarbon quantities in this presentation, including “original oil in place” (OOIP), “oil in place” (OIP), may use terms describing hydrocarbon quantities in this presentation, including “original oil in place” (OOIP), “oil in place” (OIP), “barrels in place” and “EUR” (estimated ultimate recovery), that the SEC does not allow in our filings. These estimates are more “barrels in place” and “EUR” (estimated ultimate recovery), that the SEC does not allow in our filings. These estimates are more speculative than estimates of proved reserves prepared in accordance with SEC rules. Investors are urged to consider closely the speculative than estimates of proved reserves prepared in accordance with SEC rules. Investors are urged to consider closely the reserves disclosures in our Annual Report on Form 10-K for the year ended December 31, 2010 and in our other filings with the SEC. In reserves disclosures in our Annual Report on Form 10-K for the year ended December 31, 2010 and in our other filings with the SEC. In this presentation, the terms other than “proved reserves” refer to the Company’s internal estimates of hydrocarbon volumes that may be this presentation, the terms other than “proved reserves” refer to the Company’s internal estimates of hydrocarbon volumes that may be discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Those estimates are based on discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Those estimates are based on economic assumptions that differ from those required by the SEC to be used in calculating proved reserves and may not constitute economic assumptions that differ from those required by the SEC to be used in calculating proved reserves and may not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or the SEC’s rules. The reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or the SEC’s rules. The terms “original oil in place” and “oil in place” are not intended to reflect recoverable volumes, which are dependent upon achievable terms “original oil in place” and “oil in place” are not intended to reflect recoverable volumes, which are dependent upon achievable recovery rates using available technologies. Unless otherwise stated, hydrocarbon volume estimates have not been risked by Company recovery rates using available technologies. Unless otherwise stated, hydrocarbon volume estimates have not been risked by Company management. Factors affecting ultimate recovery include the scope of our drilling program, which will be directly affected by capital management. Factors affecting ultimate recovery include the scope of our drilling program, which will be directly affected by capital availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates. Accordingly, actual quantities that may be recovered from our interests will differ from our estimates, and could be recovery rates. Accordingly, actual quantities that may be recovered from our interests will differ from our estimates, and could be significantly less than our targeted recovery rate. In addition, our estimates may change significantly as we receive additional data. significantly less than our targeted recovery rate. In addition, our estimates may change significantly as we receive additional data.

Today’s Discussion Company overview Company focus & strategy Paris Basin overview Conventional oil base multi-year drilling program Unconventional oil resource potential implementation / de-risking Wrap Up

Toreador Overview Paris Basin, France (100% Crude Oil) Net Acreage: 340,000 awarded + 61,000 pending + 408,000 in application Hess partnership signed May 10, 2010: $15m + Up to $120m carry + up to $130m in contingent bonuses Listings: NASDAQ: TRGL EURONEXT PARIS: TOR Market Cap: US$270m Net debt: US$16.5 million, no short term debt Capital commitments: $0m Conventional oil: 885 bbls/d 1P: 5.5 mmbbls 2P: 9.1 mmbbls Note: Reserves per Gaffney Cline & Associates, 31-12-10 4 Area of Mutual Interest with Hess Oil France Toreador/Hess acreage

Leading Position in Paris Basin

Corporate Strategy Core strengths: (i) unconventional, (ii) conventional in France 2009 2010 2011 2012 Restructure Position for Launch Growth Growth Company Growth Focus on France Partner with Unconventional Hess proof of concept Improve Balance Sheet Repay debt Conventional Phase 1 wells drilling Cut costs Increase acreage without fracs M&A Government study Phase 1 drilling prep results Conventional oil Conventional well drilling prospects approvals Government & public engagement Status Approvals in hand & rig ready since 10thFeb Stakeholder enga gement underway Finalizing conventional prospect inventory 6 6

Paris Basin Overview

Paris Basin Activity over the Last 50 Years Number of Wells Drilled (Paris Basin) Production

Paris Basin Geology Paris Basin Key Statistics(1) Number of Wells Drilled More than 2,000 Wells Oil Fields 52 Fields Discovered Cumulative Production 285 million bbls Annual Production (2009) Approx. 11,000 bopd (1) Source: BEPH Annual Review 2009 9

10 Conventional

11 Conventional Producing Fields Remaining 2010 2010 Cum.Prod Proved Field name(1) Permit Horizon Date W.I. Prod Prod (mmbbls) Reserves (bopd) (mbbls) (mmbbls)(2) Chateaurenard, Neocomian Neocomian 1958 100% 31.9 5.2 788 287.7 St Firmin-des-Bois Charmottes Charmottes Dogger 1984 100% 1.1 0.3 97 35.3 Charmottes Charmottes Triassic 1984 100% 0.5 0.0 TOTAL 5.5 885 323 Conventional Producing Fields Remaining 2010 2010 Cum.Prod Proved Field name(1) Permit Horizon Date W.I. Prod Prod (mmbbls) Reserves (bopd) (mbbls) (mmbbls)(2) Chateaurenard, Neocomian Neocomian 1958 100% 31.9 5.2 788 287.7 St Firmin-des-Bois Charmottes Charmottes Dogger 1984 100% 1.1 0.3 97 35.3 Charmottes Charmottes Triassic 1984 100% 0.5 0.0 TOTAL 5.5 885 323

12 Production Optimization in Neocomian Example of pools that are not being drained and are under review for infill drilling

13 Production Optimization in Charmottes Both reservoir layers have been remodelled to allow for targeted infill drilling

14 Seismic Re-interpretation of 3200 km

15 Conventional Prospects Other Other conventional conventional prospects will prospects will be secondary be secondary targets in targets in unconventional unconventional wells wells acreage

16 Indicative Scale of Conventional Prospects Source: Numbers are Toreador management estimates, numbers are indicative only

17 Unconventional

18 European Unconventional: Key Basins &Players

Unconventional Oil Play in Paris Basin

TOREADOR

- Bypassed resource, 200 historical well data points, numerous documented well flows
- North American Bakken Shale & Eagle Ford geologic analogues
- Estimated 100 billion bbls of oil generated in the Paris Basin[1]
- 2 years of extensive G&G work have de-risked play. Two small, vertical stimulations by another operator (Vermilion) have positive results[2]
- Level of competition for acreage has escalated, including Bakken players. Cost of acreage has increased dramatically

(1) *Estimate from Temis 2D model created by BeicipFranlab (Oct 2009). See also "Hydrocarbon Migration in the Paris Basin" (Poulet, Espitalié, 1987)*
(2) *As per Vermilion Investor Day Presentation, 3 June 2010, Vermilion 2010 Q2 report, and Vermilion 2010 Q3 report*

19

20 Mapping of Key Horizons About 200 well data points in the centre of the basin Extensive 3-D modelling of all key horizons on Petrel system 3200 km of 2-D reprocessed seismic lines Approximate size of basin is 160km by 120km Isobaths Well data points

21 Important Position in Paris Basin Key Horizons Bulk of Toreador/Hess acreage covers the deepest point in the Paris Basin Marked lateral continuity (intracratonic basin) Almost exclusively in oil window Tmax = 450 degrees C Model used to facilitate locating phase 1 wells Isobaths and Toreador Acreage Outline Bray Fault Chateau Thierry

22 Unconventional Oil E Bakken Lithology Analog

23 Indicative Scale of Paris Basin Unconventional Resource 100 billion bbls generated 1.5 billion bbl OOIP Estimated 65 conventional oil in billion bbls 52 fields remaining 285m bbl recovered to date Estimated 40 billion bbls remaining on our acreage Source: Generated amount from Themis studies, IFPEN, other numbers are Toreador management estimates, numbers are indicative only 23 Note: Circles to scale

24 Implementation

Indicative Planning Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Tentative Paris Basin Project Plan 2010 2010 2010 2010 2010 2010 2010 2010 2010 2011 2011 2011 2011 2011 2011 2011 2011 2011 2011 2011 Confirm Drill Locations Basin Study Refine Model/Incorporate Drill Results Drilling Campaign Well Permitting (first four locations) Well Design Environmental Impact Assesment Drillingrig tender and award( ) Land accessnegotiations Civilworks and pad preparation Well1 CT1 - Vert(incl. cores/ logs) Well2 CT2 - Vert(incl. cores/ logs) Well3 Vert -(incl. cores/logs) Study Well Permitting (additional locations) Well Design (additional locations) Environmental Impact Assesment Land access negotiations Well4 Vert(incl. - cores/ logs) Civilworks and pad preparation Well5 Vert/Horiz -Well6 Vert/Horiz - Evaluate Drill Results and Design Phase 2 Toreador/Hess indicative budget = US$56 million 25 Source: Toreador press release 9 November 2010, 14 February 2011

26 Possible Development Well Design The drinking water aquifer is separated from Water well (private) the oil layers by more than 2km of solid rock Water well (municipal) Triple casing (steel tube) cemented in place in order to protect the aquifer Double steel casing (diameter of about 20cm) Zoom ATTENTION TO A few mm in diameter ENVIRONMENTAL Source SAFETY rock More than one million hydraulic stimulations have been performed worldwide since 1948 Vertical depth of 26 Source: Chesapeake 2010, Hess approximately 2600m 26

27 Key Take-Aways Technical underpinnings: Geology and our in-depth analysis supports our view that the Paris Basin has significant unconventional potential The Hess joint venture brings extensive US drilling &completion technology to the Paris Basin Toreador and Hess are first movers in a basin wide appraisal and de-risked the play Drilling plans : Approvals in hand for 4 wells, spud pending stakeholder engagement Six well, phase 1 program to prove commerciality First four planned wells are conventional well designs Government involvement : Interim study report published on 21 April (final report due in early June) Toreador actively engaged in process to create a stable regulatory environment Current uncertainty around proposed legislation regarding exploration and hydraulic fracturing (parliamentary bills to be debated 10 May) and around local &regional authority initiatives Political positioning in France likely to lead to a revised regulatory environment Stakeholder engagement: Programme of meetings with Paris Basin communities/stakeholders Constructive engagement and dialogue with key local audiences/authorities External growth : Continue screening opportunities that leverage our core strengths: (i) unconventional basin prospecting, (ii) conventional operations in France 27

28 Thank You